UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2006

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”

On April 18, 2006, Parker-Hannifin Corporation issued a press release and presented a Webcast announcing earnings for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. The press release contains references to earnings per share amounts excluding the effect of a loss recognized on the sale of a division. The removal of the loss on the sale of a division allows investors and the company to meaningfully evaluate performance on a comparable basis with the prior period, which was not impacted by the sale of a division. A copy of the Webcast presentation is furnished as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press release issued by Parker-Hannifin Corporation, dated April 18, 2006.

99.2	Webcast presentation by Parker-Hannifin Corporation, dated April 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Timothy K. Pistell
Timothy K. Pistell Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 18, 2006